Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Catherine D. Wood, Chief Executive Officer and Chief Investment Officer of ARK Venture Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 4, 2025	/s/ Catherine D. Wood
Catherine D. Wood, Chief Executive Officer and Chief Investment Officer (principal executive officer)

I, Robert Kamentsev, Treasurer and Chief Financial Officer of ARK Venture Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 4, 2025	/s/ Robert Kamentsev
Robert Kamentsev, Treasurer and Chief Financial Officer (principal financial officer)